                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. 2)

     Filed by the Registrant  /x/
     Filed by a party other than the Registrant  / /


     Check the appropriate box:
     / /   Preliminary Proxy Statement
     / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     /x/   Definitive Proxy Statement
     / /   Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            AFG Investment Trust B

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               (Name of Registrant as Specified In Its Charter)


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      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (check the appropriate box):


/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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


/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                      -2-

                               AFG INVESTMENT TRUST B
                                  88 Broad Street
                            Boston, Massachusetts 02110


     This Solicitation Statement is being furnished to each holder (individually, a "Beneficiary," and, collectively, the "Beneficiaries") of Class A Beneficiary Interests ("Class A Interests") and Class B Subordinated Beneficiary Interests ("Class B Interests"; the Class A Interests and the
Class B Interests, collectively, the "Interests") in AFG Investment Trust B, a Delaware business trust (the "Trust"), in connection with the solicitation by the Trust of the consent of the Beneficiaries to seven proposed amendments (each a "Proposal" and collectively, the "Amendment") to the Second Amended and Restated Declaration of Trust of the Trust (the "Trust Agreement"). AFG ASIT Corporation, a Massachusetts corporation, is the Managing Trustee of the Trust (the "Managing Trustee").



         The Managing Trustee is proposing the Amendment for consideration by the Beneficiaries for two primary reasons. First, the Managing Trustee believes that the Trust's current investment policies, which among other things prohibit the Trust from acquiring assets other than equipment, are too restrictive. The Amendment would permit the Trust to invest in assets which the Managing Trustee believes will afford the Trust the potential to enhance its overall economic performance for the benefit of all of the Beneficiaries. However, as of the date of this Solicitation Statement the Managing Trustee has not specifically identified any additional assets to be acquired by the Trust. ACCORDINGLY, THERE IS NO ASSURANCE THAT THE AMENDMENT AND THE ACQUISITION OF SUCH ADDITIONAL ASSETS WILL RESULT IN ANY INCREASE IN THE OVERALL ECONOMIC RETURNS TO THE BENEFICIARIES. See "RISK FACTORS." However, the Amendment will allow the Trust to pursue a significantly greater variety of potentially attractive investment opportunities, as determined by the Managing Trustee in its sole discretion. Second, the Amendment will implement certain provisions of a memorandum of understanding to settle a pending class and derivative action brought on behalf of various entities and investors, including the Beneficiaries, in the event that the parties to the action are able to agree upon a final settlement of the action. The Amendment would modify the Trust Agreement so that:


          - in the event of final settlement of the action, the Trust would be required to grant certain rights (including a special cash distribution) to the Class A Beneficiaries;


          - the Managing Trustee would be permitted to cause the Trust to invest in assets other than equipment, which the Managing Trustee believes may enhance overall economic returns to the Trust and its Beneficiaries; and

          - expenses of the Trust could be reduced through the acquisition of indebtedness at a lower cost.

Specifically, the Amendment would:


     (i) subject to attaining a settlement in the class and derivative action, (a) provide for a special distribution of $500,709 (the "1998 Special Distribution") to the Class A Beneficiaries of record as of September 1, 1997, or their successors and assigns, from the proceeds of the offering of the Class B Interests (the "Class B Proceeds"); (b) provide for the retention of $1,126,596 by the Trust which would otherwise be distributed to Equis II Corporation, an Affiliate of the sponsor of the Trust, Equis Financial Group Limited Partnership ("EFG"), and provide that such amount will be retained and invested by the Trust in additional Assets (as defined below); and (c) require Equis II Corporation to vote its Class B Interests in proportion to the votes of the Class A Beneficiaries on matters concerning certain related party transactions, management fees and acquisition fees and other compensation;

     (ii) permit the Trust, directly or indirectly, to (a) invest in, acquire, own, lease, hold, manage, operate, sell, exchange or otherwise dispose of any personal property, including equipment and other personal property and securities of any type and description, whether or not related to such personal property (such personal property, including securities, collectively, "Assets"), and (b) enter into any lawful transaction and engage in any business lawful activities related or incidental thereto or in furtherance of the foregoing;


     (iii) permit the Trust to lease assets to any lessee selected by the Managing Trustee as an appropriate lessee, without the need to meet any minimum credit rating; permit the Trust to incur recourse and cross-collateralized debt and remove the current limitation as to the amount of debt which may be incurred by the Trust; modify the requirements with respect to joint ventures with Affiliates of the Managing Trustee and EFG; and otherwise modify the investment objectives and policies of the Trust, as hereinafter described in this Solicitation Statement;


     (iv) permit the Managing Trustee to reinvest the Trust's cash from sales or refinancings of Assets commencing on the date of adoption of the Amendment (the "Amendment Date") and continuing through December 31, 2001;


     (v) provide that the acquisition fee payable by the Trust on Assets purchased from reinvestment proceeds after the Amendment Date be reduced from 3% to 1% and the annual management fee with respect to all equipment acquired after the Amendment Date be reduced from 5% to 2%, and the Managing Trustee will receive an annual management fee on securities, debt and other non-equipment Assets (other than cash and cash equivalents) equal to 1% of the fair market value (or, if unobtainable, the cost) of such Assets; and

     (vi) make various other changes to the Trust Agreement necessary or appropriate to effectuate the foregoing.


     This Solicitation Statement and the accompanying consent form are being mailed to Beneficiaries of record as of the close of business on April 30, 1998. Pursuant to Section 11.2 of the Trust Agreement, the adoption of each Proposal will require the consent of Beneficiaries holding more than 50% in the aggregate of the Interests held by all Beneficiaries. As of the date of this Solicitation Statement, there were 582,657 Class A Interests and 1,000,961 Class B Interests outstanding. Accordingly, under the Trust Agreement the consent of Beneficiaries holding more than 791,809 Interests will be required for the adoption of the Amendment.



         The Managing Trustee currently intends to effect the Amendment only if ALL SEVEN of the Proposals are approved by the Beneficiaries. ACCORDINGLY, A VOTE AGAINST ONE PROPOSAL MAY HAVE THE EFFECT OF A VOTE AGAINST ALL THE PROPOSALS AND PREVENT EFFECTUATION OF THE SETTLEMENT.



         Affiliates of the Managing Trustee own 839 Class A Interests, all of which will be voted in favor of the Amendment.



         While under no requirement to do so, Equis II Corporation has advised the Managing Trustee that it will vote all of its 997,373 Class B Interests with respect to each Proposal in the same manner in which the majority of the Class A Interests are actually voted (i.e., for this purpose the Class A Interests for which no consent form is actually received or which abstain will not be taken into account). Accordingly, the Amendment (and each separate Proposal) will be adopted or rejected based upon the majority of the Class A Interests actually voted (including the votes of Affiliates of the Managing Trustee), no matter how few Class A Interests are actually voted. This undertaking by Equis II Corporation relates solely to the Amendment and is made in connection with the memorandum of understanding relating to the class and derivative action hereinafter described. In the event that a settlement in the class and derivative action is not attained in accordance with the memorandum of understanding, Equis II Corporation will no longer be bound by this undertaking with respect to any future votes by Beneficiaries.


     Under applicable law, no dissenters' rights (i.e., rights of nonconsenting Beneficiaries to exchange their Interests in the Trust for payment of their fair value) are available to any Beneficiary of the Trust regardless of whether such Beneficiary has or has not consented to the Amendment.


     The consent form enclosed with this Solicitation Statement, to be valid, must be signed by the record owner(s) of the Interests and returned to the Managing Trustee by June 5, 1998 (subject to extension at the discretion of the Managing Trustee). Pursuant to Section 12.1 of the Trust Agreement, a written consent may not be withdrawn or voided once the consent form is received by the Managing Trustee. A properly executed consent form received by the Managing Trustee will be voted in accordance with the direction indicated on the form. If no direction is indicated, a properly executed consent form received by the Managing Trustee will be voted in favor of the Amendment. Voting on the Amendment will be conducted only by written consent and no formal meeting of the Beneficiaries will be held. THE MANAGING TRUSTEE RECOMMENDS THAT YOU CONSENT TO THE AMENDMENT.



     BENEFICIARIES ARE ASKED TO VOTE BY MARKING AND SIGNING THE ACCOMPANYING CONSENT FORM AND RETURNING IT PROMPTLY IN THE ENCLOSED ENVELOPE SO THAT IT IS RECEIVED BY JUNE 5, 1998. THE CONSENT FORM MAY ALSO BE RETURNED BY FACSIMILE AT (201) 804-8693.

                                 TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY OF AMENDMENT...........................................................7

BACKGROUND AND PURPOSES OF AMENDMENT...........................................9

RISK FACTORS..................................................................16

CONFLICTS OF INTEREST.........................................................18

CONSENT OF BENEFICIARIES......................................................19

ADDITIONAL INFORMATION CONCERNING THE TRUST...................................20

                             SUMMARY OF AMENDMENT

     Consenting to the Amendment would, among other things, permit the Trust to do the following:

     1.   PROVIDE FOR A SPECIAL DISTRIBUTION TO CLASS A BENEFICIARIES.


          Subject to attaining a settlement in the Class Action Lawsuit (as hereafter defined), the Amendment would require that the Trust make a special distribution to the Class A Beneficiaries of record as of September 1, 1997, or their successors and assigns, of $500,709 for all Class A Interests (or approximately $0.75 per Class A Interest) (the "1998 Special Distribution").
See "BACKGROUND AND PURPOSES OF AMENDMENT - Pending Litigation." In July 1997, the Trust issued $1,000,961 Class B Interests for $5,004,805 (the "Class B Proceeds") and made a special distribution from such proceeds to the Class
A Beneficiaries. The 1998 Special Distribution also will be made from the Class B Proceeds and will correspondingly reduce the amounts which may be returned to Equis II Corporation as a Class B Capital Distribution. After making the special distribution in 1997, paying offering costs for the Class B Interests and purchasing 82,837 Class A Interests, the Trust has $3,127,843 remaining from the Class B Proceeds. If the Amendment is not adopted, up to a maximum of $3,116,631 may be distributed under the Trust Agreement to Equis II Corporation as a Class B Capital Distribution. If the Amendment is adopted, the amount that may be distributed to Equis II Corporation would be reduced to a maximum of $1,489,327.


     2.   PROVIDE FOR AN ADDITIONAL COMMITMENT OF FUNDS TO THE TRUST.


          Subject to reaching final settlement of the Class Action Lawsuit, the Amendment would require Equis II Corporation unconditionally to commit $1,126,596 of the Class B Proceeds to the Trust to be used exclusively for Trust purposes and waive all rights to receive a return of such funds as a Class B Capital Distribution.


     3.   PERMIT THE TRUST TO ACQUIRE PROPERTY IN ADDITION TO EQUIPMENT.


          Previously, the Trust was permitted to acquire only equipment to be leased to lessees meeting a minimum standard of creditworthiness. The Amendment would permit the Trust to acquire equipment for lease to lessees without satisfying any minimum credit standard, and to acquire securities and other personal property. See"Background and Purposes of Amendment" for a discussion of the reasons for these proposed changes in the acquisition policies of the Trust and the investment intentions of the Managing Trustee if the Amendment is adopted. See also "RISK FACTORS".

     4.   REINSTATE THE TRUST'S REINVESTMENT PERIOD.


          The Trust was permitted to reinvest proceeds from sales or refinancings in additional equipment through September 8, 1996. The Amendment would reinstate the reinvestment period through December 31, 2001 (the "Additional Reinvestment Period"). The extension of the reinvestment period will not, however, extend the term of the Trust or otherwise modify the terms of the Trust Agreement. Accordingly, the Trust is expected to be liquidated by December 31, 2003.



     Since the expiration of the initial reinvestment period, the Trust has disposed of equipment in the ordinary course of business and has complied with the applicable requirements in the Trust Agreement with respect to Trust operations after the initial reinvestment period. The proceeds from such dispositions have been used to make distributions to Beneficiaries, retire Trust indebtedness and establish reserves for Trust operations, equipment repairs and maintenance. No additional equipment has been acquired from such proceeds.



     The Managing Trustee estimates that the liquidation value per Class A Interest at December 31, 1997 was $12.03. This amount was determined by calculating the net present value of the estimated distributions that a Class A Interest might realize, assuming a discount rate of 10% per annum (the "NPV"). The Managing Trustee believes that the NPV is in excess of the amount of cash consideration that could flow to the Class A Beneficiaries in liquidation if an independent third party buyer were to purchase the Trust's Assets in an arm's length transaction. While there can be no assurance as to this result, the Managing Trustee believes that the NPV may be increased as a result of the revised investment policies that would be affected by the Amendment and which will permit capital to be committed to higher yielding investments and reduce Trust expenses as a result of lower financing costs.


     5.   MODIFY CERTAIN FEES PAYABLE TO THE MANAGING TRUSTEE AND EFG.

          The Amendment would reduce acquisition fees payable by the Trust on assets purchased from reinvestment proceeds during the Additional Reinvestment Period from 3% to 1% and reduce the annual management fee with respect to equipment acquired after the Amendment Date from 5% to 2% on all leases and also provide that the Managing Trustee will receive an annual management fee on securities, debt and other non-equipment Assets (other than cash or cash equivalents) equal to 1% of the fair market value (or, if unobtainable, the cost) of such assets.

     6.   IMPOSE VOTING RESTRICTIONS ON CLASS B INTERESTS.


          Subject to obtaining a settlement in the Class Action Lawsuit as described herein, the Amendment would require Equis II Corporation to vote its Class B Interests in proportion to the votes of the Class A Beneficiaries on matters concerning certain related party transactions, management fees and acquisition fees and other compensation.


     7.   MAKE OTHER CHANGES TO THE TRUST AGREEMENT.


          The Amendment would also permit the Trust to incur recourse and cross-collateralized debt, remove the current limitations on the amount of debt which may be incurred by the Trust, and modify the requirements with respect to joint ventures with affiliates.


    BACKGROUND AND PURPOSES OF AMENDMENT


     The Trust is soliciting the consent of the Beneficiaries to permit the Trust to do various things, including to acquire assets in addition to
equipment.   The following is a discussion of the background of the Trust, certain pending litigation and purposes of the Amendment. The exact language of the Amendment is set forth in Exhibit A to this Solicitation Statement.

ORGANIZATION OF TRUST


     AFG Investment Trust B is a Delaware business trust which was created on May 28, 1992, for the purpose of acquiring and leasing to third parties a diversified portfolio of capital equipment. The Managing Trustee of the Trust and three other Delaware business trusts (collectively, the "AFG Investment Trusts" or the "Trusts") is AFG ASIT Corporation, a Massachusetts corporation which was organized on August 13, 1991, and is a wholly-owned subsidiary of Equis II Corporation and an affiliate of Equis Financial Group Limited Partnership (formerly American Finance Group), a Massachusetts limited partnership ("EFG" or the "Advisor"). The principal executive office of the Trust, the Managing Trustee and EFG is at 88 Broad Street, Boston, Massachusetts 02110.


     EFG is the Advisor to, and Special Beneficiary of, the Trust. As Advisor, EFG provides various services to the Trust, including selection of Assets for acquisition by the Trust and management of Assets, for which it receives compensation as provided in the Trust Agreement. As Special Beneficiary, EFG also participates in Trust distributions.


     The Trust issued 665,494 beneficiary interests on September 8, 1992 (the "Class A Interests"), which are currently held by 674 investors (the "Class
A Beneficiaries"). On July 18, 1997, the Trust issued 1,000,961 Class B Subordinated Interests (the "Class B Interests") of which (i) 997,373 are currently held by Equis II Corporation, and (ii) 3,588 are held by five other investors (collectively, the "Class B Beneficiaries"). Class A Interests and Class B Interests basically have identical voting rights and, therefore, Equis II Corporation has control over the Trust on all matters on which Beneficiaries may vote.

     The net proceeds of the offering of the Class B Interests (the "Class
B Proceeds") were intended to be applied to make a one-time special cash distribution to the Class A Beneficiaries of $1.47 per Class A Interest (the "Special Class A Distribution") and thereafter were intended by the Managing Trustee to be applied for a period of 24 months (i.e., through July 17, 1999) to redeem a portion of the Class A Interests. Any Class B Proceeds not so applied during the 24-month period were intended to be distributed in accordance with the Trust Agreement to the Class B Beneficiaries as the Class B Capital Distribution. The Trust has paid $979,449 ($1.47 per Class A Interest) as the Special Class A Distribution and has applied $785,295 to redeem 82,837 Class A Interests through March 6, 1998. The Trust currently retains $3,127,843 in Class B Proceeds. There are currently 582,657 Class A Interests outstanding held by 674 Class A Beneficiaries.


     A summary of the use of Class B Proceeds through the date hereof and the projected balance of the Class B Proceeds, assuming a settlement of the Class Action Lawsuit as described herein, is presented below:

Issue Price ($5.00 per Class B, Interest)         $5,004,805
Offering costs and related expenses                  112,218
Cash used to redeem Class A Interests                785,295
1997 Special Distribution                            979,449
1998 Special Distribution (i)                        500,709
Class B Long-Term Investment (i)                   1,126,596
                                                   ---------

Projected Amount of Class B Capital               $1,500,538
Contributions                                     ----------
                                                  ----------


(i)  Contingent upon settlement of the Class Action Lawsuit.

     The 1998 Special Distribution and reduction in the Class B Capital Distributions to be effected by the Amendment will not affect the 24-month redemption period. However, the proposed expansion of the investment policies of the Trust would permit purchases by the Trust of Class A Interests after the 24-month redemption period.

PENDING LITIGATION


     On or about January 15, 1998, plaintiffs (the "Plaintiffs") brought a class and derivative action, captioned Leonard Rosenblum, et al. v. Equis Financial Group Limited Partnership, et al., C.A. No. 98-8030 (the "Class Action Lawsuit"), on behalf of current and certain former owners of units (the "Units") or interests (the "Interests") in twenty-eight investment programs sponsored by EFG, including the Trust(collectively, the "Nominal Defendants"), pending in the United States District Court for the Southern District of Florida (the "Court"), against EFG and its Affiliates, including the Managing Trustee (the "Defendants"). Plaintiffs allege claims arising out of the acts, errors, omissions, practices, and course of conduct allegedly engaged in by the Defendants in connection with the operation and management of the Nominal Defendants, including, but not limited to, common law fraud, breach of contract, breach of fiduciary duties, and violations of the Partnership or Trust Agreements that govern each of the Nominal Defendants, and seek various legal and equitable remedies, including compensatory and punitive damages and various forms of injunctive relief.


     Certain of the Plaintiffs had filed an earlier derivative action on behalf of current and former owners of Units or Interests in the Nominal Defendants in the Superior Court for the Commonwealth of Massachusetts in Suffolk County, captioned Leonard Rosenblum, et al. v. Equis Financial Group Limited Partnership, et al., C.A. No. 97-3358B (together with the Class Action Lawsuit, the "Litigation").


     The Plaintiffs further allege that the Defendants have engaged in a scheme in which they have, inter alia, (1) intentionally and recklessly issued and disseminated documents which were materially false and misleading to those class members who owned Interests in the Trusts, (2) violated
Section 14(a) of the Securities Exchange Act of 1934 by causing the Nominal Defendants to file documents with the Commission (and/or sent to class members) containing misrepresentations and omissions of material facts, (3) misappropriated assets of the Nominal Defendants by causing them to, inter alia, sell or exchange assets for inadequate consideration, enter into unnecessary and wasteful transactions, and to pay fees and reimbursements of expenses to the Defendants and their affiliates in amounts that greatly exceeded the value of the services provided and/or the amounts permitted by the respective Partnership and Trust Agreements of the Nominal Defendants,
(4) failed to explore and/or pursue transactions designed to maximize the value of the Units and Interests which might have been detrimental to the Defendants' personal or financial interests; and (5) usurped business opportunities belonging to the Nominal Defendants. The Plaintiffs also allege that the Defendants have violated their fiduciary duty to the Plaintiffs, and violated the restrictions and guidelines set forth in the prospectuses as well as the Partnership and Trust Agreements that govern each of the Nominal Defendants.



     The Defendants have denied, and continue to deny, that any of them have committed or threatened to commit any violations of law or breaches of duty to the Plaintiffs or any of the Nominal Defendants, including the Trusts. On March 9, 1998, the Defendants and Plaintiffs entered into a memorandum of understanding (the "Memorandum of Understanding") setting forth terms pursuant to which a Stipulation of the Action may be agreed upon (the "Settlement"). The Defendants entered into the Memorandum of Understanding and will be seeking to effectuate the Settlement because, among other things, the Settlement would eliminate the burden and expense of further litigation.


     The principal terms of the Memorandum of Understanding relating to the Trust are reflected in the proposed Amendment. Subject to attaining the Settlement, the Managing Trustee will agree to:


         (a) cause the Trust to make the 1998 Special Distribution in the amount of $500,709 from the Class B Proceeds to the Class A Beneficiaries of record as of September 1, 1997 or their successors and assigns;


         (b) cause the Trust to retain $1,126,596 from the portion of the Class B Proceeds which would otherwise be distributed to Equis II Corporation as a Class B Capital Distribution; and

         (c) restrict the exercise of voting rights by Equis II Corporation by requiring it to vote its Class B Interests in accordance with the majority of Class A Interests on matters concerning certain related party transactions, management fees and acquisition fees and other compensation.

     The Defendants will permit those Class Members who sold Class A Interests of the Trust in connection with the self-tender offers completed in September 1997 to (a) rescind their tenders and sales of Class A Interests upon repayment of the purchase price tendered to them for their Interests, and (b) receive in any event, a pro rata portion of the 1998 Special Distribution of proceeds to Class Members.

     The terms of the proposed Settlement providing for the 1998 Special Distribution and limiting the Class B Capital Distribution are expected to provide additional cash to Class A Beneficiaries and to the Trust, to align more closely the economic interests of the Class A and Class B Beneficiaries, and to increase substantially the continued investment by Equis II Corporation in and its dependence on the long term economic results of the Trust. The Managing Trustee desires and recommends that the Amendment be adopted because it believes the Trust, and in turn the Class A Beneficiaries and Class B Beneficiaries, would earn higher rates of return if the investment objectives and policies of the Trust are modified as described herein.


     There is no assurance that the Settlement will be attained. However, Equis II Corporation will vote its Class B Interests with respect to the Amendment (and each Proposal) in the same manner in which the majority of the Class A Interests are actually voted.

PURPOSES OF AMENDMENT

     The Trust was formed to acquire and thereafter lease a diversified portfolio of equipment to third parties. The primary investment objectives of the Trust currently are to: (1) preserve and protect Trust capital by leasing equipment to creditworthy lessees to obtain a creditworthy lease portfolio; (2) generate cash distributions to the Beneficiaries;

and (3) acquire leases of a diversified portfolio of equipment and to maximize proceeds to the Trust from the ultimate sale of such equipment.


     The proposed Amendment would significantly modify these investment objectives, primarily by permitting the Trust to acquire personal property in addition to equipment, including securities and debt. If the Amendment is adopted, the primary investment objectives of the Trust will be to: (1) preserve and protect Trust capital; (2) generate cash distributions to the Beneficiaries from Assets;(3) acquire, own, lease and manage Assets, including securities and debt; and (4) maximize proceeds to the Trust from the ultimate sale of such Assets. The achievement of the Trust of any of these objectives, including the generation of any specific level of distributions, cannot be assured or guaranteed. To attain its original investment objectives, the Trust had established certain investment policies with respect to, among other things, the selection of lessees, the types of assets which may be acquired and other matters. If the proposed Amendment is adopted, these policies will be revised in a manner which the Managing Trustee believes will enable the Trust better to attain its revised investment objectives. This Solicitation Statement should be read carefully as it describes certain consequences of, and risks and conflicts of interest related to, these changes. See "RISK FACTORS" and "CONFLICTS OF INTEREST."



     The Managing Trustee believes that investing Trust funds in assets in addition to equipment could provide returns in excess of those currently available to the Trust, as hereinafter described, thereby resulting in increased cash distributions to the Beneficiaries. As noted previously, however, there can be no assurance that higher economic returns will be attained. The current investment policies of the Trust, in the judgment of the Managing Trustee, are narrow and limit the ability of the Managing Trustee to take advantage of opportunities to acquire assets for the Trust which may provide attractive returns to the Beneficiaries, including to Equis II Corporation.


     The Managing Trustee believes that recent declines in interest rates enhance the desirability of the Trust's equipment already subject to fixed rate leases with creditworthy lessees. This may present opportunities for the Trust to generate cash by selling a portion of such equipment at prices favorable to the Trust or by refinancing certain leases at favorable interest rates. This in turn would allow the Trust to seek to attain its investment objective of providing higher distributions to the Beneficiaries, but only if the Trust could reinvest the proceeds of such sales or refinancings in assets that generate higher rates of return. (It should be noted that the Trust will continue its present policy of not reinvesting unless sufficient distributions are made by the Trust during the relevant period of operations to enable the Beneficiaries to pay any state and federal income taxes arising from sale or refinancing transactions.)

     The Trust's equipment currently is on lease to corporations generally with high credit ratings. Lease rates generally follow the yield on the lessee's senior debt securities, plus a small premium. The current expected return on assets for a typical lease to an investment grade lessee is approximately 8% and, through leverage, the return on equity could approximate 11%.

     It is possible to acquire direct finance leases that provide similar returns as operating leases, except that the tax benefits run to the lessee rather than the lessor. Because of reduced residual risk, the lessor under a direct finance lease may benefit from higher leverage and lower borrowing costs which in turn would increase its return on equity (14% or greater, in the judgment of the Managing Trustee).

     The Managing Trustee also believes that the Trust could purchase interests in limited partnerships (or similar securities) that own equipment subject to lease, at significant discounts from the underlying asset values. The Managing Trustee would seek to purchase such securities at prices that would generate expected returns in excess of those from a direct investment in the underlying asset (15% to 20%, in the judgment of the Managing Trustee).

     The Managing Trustee also believes that issuance of cross-collateralized debt could reduce its average debt cost by 100 to 200 basis points. Because the Trust currently may not issue cross-collateralized debt, each rental schedule is individually leveraged, with separate transaction costs for each borrowing. If the Trust were to issue cross-collateralized debt, it would most likely do so by establishing a securitization facility which also would generate savings by avoiding multiple transaction costs.

     The Managing Trustee believes that in order to improve total returns to the Beneficiaries it needs maximum flexibility to pursue attractive investment opportunities, the timing and extent of which vary in relation to changes in the economy and financial markets. If the Amendment is adopted, the types of assets which the Trust may acquire will be substantially expanded and the Trust will no longer be limited by asset or lessee concentration requirements. Further, the Trust will not be required to lease Assets to only those lessees whose senior debt obligations have been assigned a credit rating of at least "B" by Moody's Investor Service, Inc. (or its equivalent as assigned by another nationally recognized credit agency or determined by the Managing Trustee) as currently required. The Managing Trustee will be permitted to lease assets to lessees without any minimum credit requirements but will do so only if it believes the lessee will be able to meet its lease obligations.


     Notwithstanding the foregoing, the Managing Trustee currently anticipates continuing investment by the Trust primarily in the equipment leasing or finance business. Such investment may take place through the acquisition of debt and equity securities , direct finance leases, loans secured by equipment and variable rate leases. The Managing Trustee also may consider leasing equipment to companies in exchange for lease payments made through a combination of both cash and securities of the lessee (e.g., options and warrants).


     The equity securities in which the Trust may invest may include limited partnership interests, common stocks, preferred stocks and securities convertible into common stocks, as well as warrants to purchase such securities. The debt securities in which the Trust may invest may include equipment trust certificates, bonds, debentures, notes, and mortgage and other real estate-related securities. Certain of such securities may include lower-rated securities which may provide the potential for higher yields and therefore may entail higher risk.

     The Trust's investments in securities may be subject to significant business, financial, market and other risks. There can be no assurance that the Trust will correctly evaluate such investments and their attendant risks or that such investments will be profitable to the Trust. In addition, the securities may fluctuate in value and such fluctuations could be material. See "RISK FACTORS."


     The Managing Trustee was permitted to reinvest Trust cash from sales or refinancings in additional equipment only for a period of four years following the initial closing of the offering of the Trust's Class A Interests (i.e., through September 8, 1996). The Amendment would reinstate the reinvestment period through December 31, 2001 (the "Additional Reinvestment Period"). The reinstatement of the reinvestment period will not, however, extend the term of the Trust or otherwise modify the terms of the Trust Agreement.


     Under the Trust Agreement, the Trust may enter into joint ventures with Affiliates of the Managing Trustee or EFG or any other investment programs sponsored by EFG; provided that, among other things, the affiliated joint venturers have substantially identical investment objectives and the investment by each participant in the joint venture is on substantially the same terms and conditions. If the Amendment is adopted, the Trust will be permitted to enter into joint ventures with affiliated joint venturers that have different investment objectives. Investment by the joint venturers may be on varying terms and conditions reflecting their respective participations; provided that the Managing Trustee will enter into such joint ventures only if it believes that it is in the best interests of the Beneficiaries to do so, and the Trust's participation is on terms and conditions which are fair to the Trust and the Beneficiaries, taking into account the participation of the other affiliated venturers, and will allow the Trust to better attain its revised investment objectives. See "CONFLICTS OF INTEREST."

     The Managing Trustee believes that the requirements that all affiliated venturers have substantially identical objectives and invest on substantially the same terms and conditions unnecessarily limit the opportunity of the Trust to co-invest with Affiliates of the Managing Trustee. It may be beneficial to each venturer, including the Trust, that the venture be structured so that each venturer participates in a manner taking into account its particular investment objectives. For example, if an Affiliate of the Trust does not have as one of its primary objectives current cash distributions, it may be beneficial to provide the Trust a priority return on current cash flow while the other venturer has a priority return on sale or residual proceeds. Further, the Trust has a finite life and is not a taxable entity whereas another venturer may have an infinite life and may be a taxable entity.

     The Trust requires liquid assets to fund the repair, maintenance or upgrading of equipment. Most of the Trust's leases are triple net, requiring the lessee to maintain and repair equipment during the lease term. However, as equipment ages and is returned to the Trust, upgrades or other improvements thereto may be required to improve the marketability of the equipment. In instances where a lease has a number of years to run prior to expiration, the Trust may hold significant liquid assets to satisfy potential upgrades and improvements, while not needing to use such assets in the near term. Currently, the Trust is permitted only to invest its cash in certain limited investments, generally bank deposits and government securities. The Managing Trustee believes that permitting the Trust to invest in other types of securities with varying terms, including longer-term securities that are marketable or traded on an exchange, will provide a greater overall return to the Trust.

     Currently, the amount of outstanding debt which may be incurred by the Trust may not exceed 60% of the purchase price of assets owned by the Trust. The Amendment would remove this limitation. The Managing Trustee believes that it may be advisable in the future for the Trust to increase its debt obligations. Further, long-term debt financing for the Trust currently is required to be nonrecourse to the Trust and may not be secured by assets of the Trust other than the assets purchased with the proceeds of the loan. The Amendment would permit the Trust to issue cross-collateralized and recourse debt. Although the Trust does not anticipate obtaining recourse debt, it may be advisable from time to time to borrow against an asset with a limited lease payment stream. In such event, the interest rate a lender would charge would be substantially higher than a recourse loan to the Trust. Further, the use of cross-collateralized debt might permit the Trust to obtain a lower cost of financing. Securitized debt, which includes debt secured by a group of leases (and as such is cross-collateralized) is among the lowest cost debt available to leasing and finance companies.

     The proportion of the Trust's assets invested in any one type of security or any single issuer will not be limited. The Managing Trustee will have full authority relating to the bases and methods for selection of securities, and the Trust will not be subject to any policy limitations on the amounts and nature of any non-equipment related securities purchased, sold or held, provided that the Trust will conduct its activities in such a manner so as not to be deemed an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     Conducting activities in such a manner so as not to be deemed an investment company under the 1940 Act generally means that the Trust does not intend to enter the business of investing in securities and that no more than 40% of the Trust's total assets will be invested in securities. While the Trust intends to operate so as to not be treated as an investment company under the 1940 Act, if it did not meet the exclusions under the 1940 Act in the future, the Trust would be required to register as an investment company under the 1940 Act.

                                 RISK FACTORS


     TRUST OPERATIONS INVOLVE BUSINESS, INVESTMENT AND TAX RISKS. The Trust was created for the purpose of acquiring and leasing to third parties a diversified portfolio of capital equipment and will continue to be subject to the business, investment and tax risks associated with such activities. In addition, adoption of the Amendment will subject the Trust and its Beneficiaries to additional risks, including those hereinafter discussed.



     REINSTATED REINVESTMENT PERIOD MAY ADVERSELY AFFECT DISTRIBUTIONS. The Amendment will reinstate the reinvestment period from the Amendment Date through December 31, 2001 and the Managing Trustee will seek to invest in additional assets which will increase the level of distributions to the Beneficiaries. However, reinvestment will have the effect of significantly deferring distributions which would otherwise have been made from proceeds of sales or refinancings, and there is no assurance that the future distributions will be increased as a result.



     MANAGING TRUSTEE HAS FULL POWER OVER TRUST AFFAIRS, INCLUDING FUTURE INVESTMENTS. Under terms of the Trust Agreement, the Managing Trustee has full power over the business and affairs of the Trust. Therefore, Beneficiaries are not given an opportunity to approve or disapprove of decisions, including potential investments, made by the Trust and the Trust will be able to invest in assets in addition to equipment without further consent of the Beneficiaries.

     The Managing Trustee will have full authority relating to the bases and methods for selection of securities, and the Trust will not be subject to any policy limitations on the amounts and nature of any securities purchased, sold or held, provided that the Trust will conduct its activities in such a manner so as not to be deemed an investment company under the 1940 Act.


     LESSEES WITH LOWER CREDIT RATINGS INCREASE RISK OF DEFAULT. The Managing Trustee may cause the Trust to lease assets to lessees whose credit rating is significantly lower than the credit standards currently in effect. There can be no assurance as to the ability of any lessee to perform its financial and other obligations under its lease. New lessees may have a lower credit rating than that of the original lessees, thereby increasing the possibility of default.


     INVESTMENTS IN SECURITIES INVOLVE DIFFERENT RISKS THAN EQUIPMENT INVESTMENTS. Investments in securities will pose risks different from those associated with investments in equipment. For example, equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. In addition, even though interest-bearing debt securities are investments which may promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Also, some securities which may provide the potential for higher yields may also entail a commensurately greater risk of loss.


     CROSS-COLLATERALIZED, RECOURSE AND INCREASED DEBT MAY INCREASE RISK OF DEFAULT. Permitting the Trust to issue cross-collateralized debt or recourse debt may result in a significantly greater loss to the Trust than from non-recourse or non-cross-collateralized debt in the event that the Trust defaults on such debt. Further, permitting the Trust to increase its debt level above current limitations may subject the Trust to increased risk of default and loss of its assets.


     1940 ACT CONSTRAINTS MAY ADVERSELY AFFECT THE TRUST. The Trust intends to conduct its activities so as not to be deemed an investment company under the 1940 Act. However, if it does not in the future meet the requirements for exclusion from the 1940 Act, the Trust would be subjected to substantial reporting and regulatory constraints which could adversely affect its operations and the level of distributions made to the Beneficiaries.

     1998 SPECIAL DISTRIBUTION AND OTHER BENEFITS OF SETTLEMENT ARE NOT ASSURED. The 1998 Special Distribution, the reduction in the Class B Capital Distribution and restrictions on the voting of Equis II Corporation as Class B Beneficiary will be made or effected only if the Settlement is attained in the Class Action Lawsuit, as to which there can be no assurance.

                            CONFLICTS OF INTEREST

     The Managing Trustee's selection of non-equipment investments may be influenced by factors other than the best interests of the Trust and maximization of Beneficiary distributions. Such factors may include, but are not limited to, whether EFG or its Affiliates have independent investments in such assets which may benefit from investments by the Trust. The Amendment would permit the Trust to engage in joint ventures with affiliates which have differing investment objectives and policies and on terms which differ significantly from those of the Trust. While the Managing Trustee is required to structure such transactions so that they are fair to the Trust, the Managing Trustee and its Affiliates will have a conflict of interest because of participation by EFG and its Affiliates. Further, it should be noted that the Trust Agreement provides that the Managing Trustee and its Affiliates are permitted to have other business interests and may engage in other business ventures of any nature whatsoever, and may compete directly or indirectly with the business of the Trust.

     The Managing Trustee is accountable to the Trust as a fiduciary and consequently is under a fiduciary duty to exercise good faith and act with integrity in handling Trust affairs. The Managing Trustee and its affiliates will continue to be bound by restrictions in the Trust Agreement, including provisions which are intended to resolve possible conflicts of interest arising from the fact that affiliates of the Managing Trustee are currently managing, and will continue to manage during the life of the Trust, a number of other investment programs. In attempting to prevent or minimize conflicts of interests among investment entities advised by EFG and its affiliates, good business practice and bona fide preferences or expectations of other parties to transactions will be considered.

     In the event that the Managing Trustee is presented with an opportunity to acquire and lease assets which might be a suitable investment for one or more investment entities advised, managed, controlled or to be formed by the Managing Trustee, EFG and/or its Affiliates, the Managing Trustee will analyze the assets already purchased and investment objectives of each investment entity involved and will (by agreement with EFG) make the decision as to which investment entity will purchase the assets based upon such factors, among others, as (i) the amount of cash available in each investment entity for such acquisition and the length of time such funds have been available, (ii) the current and long-term liabilities of each investment entity, (iii) the effect of such acquisition on the diversification of each investment entity's asset portfolio by type of asset, (iv) the credit diversification (geographically and/or by industry) of each investment entity's asset portfolio, (v) the estimated income tax consequences from such acquisition to the investors in each investment entity,

(vi) the cash distribution objectives of each investment entity, (vii) the policy of each investment entity relating to leverage, and (viii) any specialized investment purposes for which the entities were created. If, after analyzing the foregoing and any other factors deemed appropriate by the Managing Trustee, the Managing Trustee determines that an acquisition would be equally suitable for more than one investment entity, then the Managing Trustee will purchase assets for the investment entities based upon the length of time the investment entities have had cash available for acquisition of Assets.


     The Managing Trustee does not believe that the potential for conflicts of interest will impair the Trust's investment opportunities or the maximization of Beneficiary distributions.


                           CONSENT OF BENEFICIARIES

     This Solicitation Statement is being furnished to Beneficiaries in connection with the solicitation by the Trust of the consent of the Beneficiaries to the Amendment. NO FORMAL MEETING OF BENEFICIARIES WILL BE HELD.


     A properly executed consent form received by the Managing Trustee will be voted in accordance with the direction indicated by the Beneficiary on the form. If no direction is indicated, a properly executed consent form received by the Managing Trustee will be voted in favor of the Amendment. To be counted, a consent form must be received by the Managing Trustee no later than June 5, 1998, subject to extension at the discretion of the Managing Trustee. The Managing Trustee will notify the Beneficiaries of any extensions, which in no event may exceed 90 days. The consent form may be returned to the Managing Trustee by mail or hand-delivery c/o Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, NJ 07072. A stamped envelope addressed to the Managing Trustee is enclosed. The consent form may also be returned to the Managing Trustee by facsimile at (201) 804-8693. To be valid, a consent form must be signed by the record owner(s) of the Interests represented thereby as listed in the records of the Trust as of April 30, 1998. Pursuant to the Trust Agreement, a written consent may not be withdrawn or voided once it is received by the Managing Trustee. All questions as to the validity (including time of receipt) of all consent forms will be determined by the Managing Trustee, which determinations will be final and binding. As of April 30, 1998, there were 582,657 Class A Interests and 1,000,961 Class B Interests outstanding. Accordingly, under the Trust Agreement, the Consent of Beneficiaries holding more than 791,809 Interests will be required for the adoption of the Amendment.



     Affiliates of the Managing Trustee own 839 Class A Interests, all of which will be voted in favor of the Amendment.



     While under no obligation to do so, Equis II Corporation has advised the Managing Trustee that it will vote all of its Class B Interests with respect to each Proposal in the same manner in which the majority of the Class A Interests are actually voted (i.e., for this purpose, the Class A Interests for which no consent form is actually received or which abstain will not be taken into account.) The Amendment (and each separate
Proposal) will be adopted or rejected based upon the vote of the majority of the Class A Interests actually voted (including the votes of Affiliates of the Managing Trustee). Accordingly, the Amendment (and each separate Proposal) will be adopted no matter how few Class A Interests are voted, provided a majority of those Interests are voted in favor of the Amendment.



         The Managing Trustee currently intends to effect the Amendment only if ALL SEVEN of the Proposals are approved by the Beneficiaries. ACCORDINGLY, A VOTE AGAINST ONE PROPOSAL MAY HAVE THE EFFECT OF A VOTE AGAINST ALL THE PROPOSALS AND PREVENT EFFECTUATION OF THE SETTLEMENT.

     This Solicitation Statement has been prepared under the direction of the Managing Trustee. The costs of preparing and mailing this Solicitation Statement and the enclosed consent form and soliciting consent will be paid by the Trust. In addition to soliciting the consent of Beneficiaries by mail, representatives of the Managing Trustee may, at the Trust's expense, solicit the consent of Beneficiaries by telephone, telegraph, in person or by other means. In addition, the Managing Trustee has retained Corporate Investor Communications, Inc. to solicit the consent. The fees of Corporate Investor Communications, Inc. will be paid by the Trust and are estimated to be $2,000.

     Pursuant to Section 11.2 of the Trust Agreement, the consent of Beneficiaries holding more than 50% in the aggregate of the Interests held by all Beneficiaries is required for approval of the Amendment. Upon receipt of the requisite approval, it will be binding on all Beneficiaries, whether or not they consented.

     THE MANAGING TRUSTEE RECOMMENDS THAT THE AMENDMENT BE APPROVED AND URGES EACH BENEFICIARY TO COMPLETE AND RETURN THE ENCLOSED CONSENT FORM
IMMEDIATELY. ANY BENEFICIARY WITH QUESTIONS RELATING TO THE AMENDMENT SHOULD TELEPHONE THE TRUST AT (888) 204-8031.

                 ADDITIONAL INFORMATION CONCERNING THE TRUST


     The Class A Interests are registered under the Securities Act of 1933 and as a result the Trust files annual and quarterly reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information may be inspected at the Commission's public reference facilities, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the following regional offices: 7 World Trade Center, 13th floor, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and copies of such materials may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such Web site is http://www.sec.gov. In addition, the Trust's Annual Report on Form 10-K for the years ended December 31, 1997, and 1996 may be obtained by Beneficiaries from the Trust by writing to the Trust c/o Equis Financial Group at 88 Broad Street, Boston, Massachusetts 02110.

                                                                       EXHIBIT A

     The full text of the proposed Amendment to the Trust Agreement is as follows:

                                  AMENDMENT NO. 1

                                         to

                  SECOND AMENDED AND RESTATED DECLARATION OF TRUST


     THE SECOND AMENDED AND RESTATED DECLARATION OF TRUST OF AFG INVESTMENT TRUST B made and agreed to by the Trustees and the Beneficiaries as of July 15, 1997 (the "Trust Agreement"), is hereby amended as of _________, 1998, as follows:

     1. "Section 1.2 Location" is hereby deleted and the following substituted in lieu thereof: The Trust shall maintain an office at 88 Broad Street, Boston, Massachusetts 02110, and may have such other offices or places of business as the Managing Trustee may from time to time determine as necessary or expedient.

     2. The purposes of the Trust are as set forth in Section 1.4, as supplemented and modified by the Solicitation Statement.

     3. The following terms are hereby added to "ARTICLE II -- Definitions" in replacement of the corresponding terms in such Article:

     "Assets" means, collectively, any personal property, including equipment, other personal property and Securities of any type and description, whether or not related to such personal property, and any interest of the Trust therein, whether directly or indirectly through a nominee, Joint Venture or otherwise.

     "Asset Management" means personnel and services necessary to the activities of the Trust relating to its Assets including but not limited to leasing and re-leasing of Assets, collecting revenues, paying operating expenses, determining that the Assets are used in accordance with all operative contractual arrangements, providing clerical and bookkeeping services necessary to the operation of Assets and management of any Securities.

     4. The following terms are hereby added to "ARTICLE -- II Definitions" in their proper alphabetical position:

     "Class Action Lawsuit" means the class and derivative action brought on June 24, 1997, by Leonard Rosenblum, J/B Investment Partners, Small and Barbara Barmack, Partners, and Barbara Hall against EFG and a number of its Affiliates, together with any related class and derivative actions.

     "Securities" means securities of any type or description which are acquired by the Trust.

     "Solicitation Statement" means the Solicitation Statement of the Trust dated May 6, 1998, as amended or supplemented from time to time, pursuant to which the Consent of the Beneficiaries was obtained, among other things, to modify the investment objectives and policies of the Trust.

     5. Section 4.2(b)(iv) is hereby deleted and the following substituted in lieu thereof:


     (iv) for a period continuing through September 8, 1996, and for an additional period commencing as of [insert effective date of Amendment No. 1] and continuing through December 31, 2001, to reinvest Cash from Sales and Refinancings in additional Assets; provided, however, that the Lease of any Asset so acquired shall have a term which shall expire not later than eleven years after Final Closing, or, if such term is scheduled to expire more than eleven years after Final Closing, that such asset will be sold within such period; and provided, further, that sufficient Distributions are made during the relevant period of Trust operations to enable the Beneficiaries to pay any state and federal income taxes arising from the Sale or Refinancing transaction (assuming the Beneficiaries are in a combined federal and state marginal tax bracket of 33% or the rate effective at the time of the Sale or Refinancing transaction);


     6.   Clause (vii) of Section 4.5 is hereby deleted.


     7. The second sentence of Section 5.1 (b) of the Trust Agreement is hereby deleted and the following inserted in lieu thereof:

    For rendering services in connection with the acquisition of additional Assets by the Trust through the reinvestment of Cash From Sales or Refinancings, the Trust shall pay to the Advisor Acquisition Fees and Acquisition Expenses equal to the lesser of (A) 3% of the Asset Base Price paid by the Trust for each Asset acquired (1% of the Asset Base Price of each Asset acquired from __________, 1998 through December 31, 2001), or (B) a fee, which in conjunction with all other fees paid by or on behalf of the Trust to all Persons in connection with the acquisition of an Asset, the Managing Trustee believes to be competitive with that charged by non-Affiliated Persons for rendering comparable services.



     8. The first sentence of Section 5.1(c) of the Trust Agreement is hereby deleted and the following inserted in lieu thereof:

         (c) For Asset Management, the Trust shall pay an Asset Management Fee, payable monthly, equal to the lesser of (A) the fees which the Managing Trustee reasonably believes to be competitive for similar services for similar assets or (B) either (i) 5% of gross lease rental revenues of the Trust from Operating Leases and 2% of gross lease rental revenues of the Trust from Full Payout Leases for the month for which such payment is being made with respect to any Assets acquired by the Trust on or prior to March 31, 1998, or (ii) 2% of gross lease rentals with respect to leases of Assets acquired on or after April 1, 1998, or (iii) 1/12th of 1% of the fair market value (or, if unattainable, the cost) of any Securities or other Assets (other than equipment).


     9. Section 7.1 of the Trust Agreement is hereby deleted and the following inserted in lieu thereof:


     The Managing Trustee shall use its best efforts to cause the Trust to follow the investment objectives and policies set forth in the Class
A Prospectus, as modified by the Solicitation Statement. The Managing Trustee may not make substantial or material modifications in such investment objectives without Majority Consent. All funds held by the Trust which are not invested in Assets (including subscription payments upon their release to the Trust) may be invested by the Trust in Permitted Investments. The Trust shall not redeem or repurchase Interests except to the extent that such Interests are forfeited in order to (a) prevent the assets of the Trust from being deemed plan assets or
(b) prevent Foreign Beneficiaries from remaining Trust Beneficiaries under certain circumstances provided herein or (c) as permitted by Section 9.6. The Managing Trustee shall use its best efforts and in particular shall only acquire Securities in such a manner to ensure that the Trust shall not be deemed an investment company, as such term is defined in the Investment Company Act of 1940.


     10. Section 8.1(d) is hereby deleted and the following is hereby substituted in lieu thereof:

          (d) Promptly after the Class B Closing the Trust will make the Special Class A Distribution to the Class A Beneficiaries. Promptly after settlement of the Class Action Lawsuit, the Trust will make the Second Special Class A Distribution to the Class A Beneficiaries of record as of September 1, 1997, or their successors and assigns.


     11. The following sentence is hereby added at the end of Section 8.1(e): In the event that a final settlement of the Class Action Lawsuit has been attained on or prior to July 17, 1999, then $1,126,596 of any remaining Class B Proceeds will be retained by the Trust and invested in additional Assets.


     Except as specifically amended hereby, the Trust Agreement as in effect prior to this Amendment thereof remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of __________________, 1998.


MANAGING TRUSTEE:                      CLASS A AND B BENEFICIARIES:
AFG ASIT Corporation                   By: AFG ASIT Corporation, as
                                       Attorney-in-Fact for each such
                                       Person pursuant to Article XIII
By:                                    of the Trust Agreement
   ---------------------------------
           Authorized Officer
                                       By:
                                          ---------------------------------
DELAWARE TRUSTEE:                                 Authorized Officer
Wilmington Trust Company


By:
   ---------------------------------
           Authorized Officer


SPECIAL BENEFICIARY:
Equis Financial Group (formerly
named American Finance Group)

By:
   ---------------------------------
           Authorized Officer

                             AFG INVESTMENT TRUST B

                                 88 Broad Street

                           Boston, Massachusetts 02110

                             Consent of Beneficiary

                  (SOLICITED ON BEHALF OF THE MANAGING TRUSTEE)

         I have received and reviewed the Solicitation Statement dated _______________, 1998 (the "Solicitation Statement"), from AFG Investment Trust B (the "Trust") concerning the seven proposed amendments (each, a "Proposal" and, collectively, the "Amendment") to the Trust Agreement of the Trust. For purposes of Article XII, Section 12.1, of the Trust Agreement, I hereby vote as follows. If this signed Consent contains no specific voting instructions, my Interests will be voted FOR the adoption of all the Proposals.

         THE MANAGING TRUSTEE RECOMMENDS A VOTE FOR THE ADOPTION OF ALL THE PROPOSALS. You may vote on all proposals by marking one of the lines in PART I or separately on each proposal by marking the lines in PART II.

         The Managing Trustee currently intends to effect the Amendment only if ALL SEVEN of the Proposals are approved by the Beneficiaries. ACCORDINGLY, A VOTE AGAINST ONE PROPOSAL MAY HAVE THE EFFECT OF A VOTE AGAINST ALL THE PROPOSALS AND PREVENT EFFECTUATION OF THE SETTLEMENT.

------------------------------------------------------------------------------
PART I

BENEFICIARIES WHO WISH TO VOTE ON THE ADOPTION OF ALL PROPOSALS SHOULD DO SO BY CHECKING ONE OF THE LINES BELOW AND SKIPPING PART II OF THIS CONSENT.

         Adopt all seven of the Proposals

                    ______ FOR ______ AGAINST ______ ABSTAIN

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PART II

1. Subject to attaining a settlement in the Class Action Lawsuit, provide for a special cash distribution to Class A Beneficiaries

                    ______ FOR ______ AGAINST ______ ABSTAIN

2. Subject to attaining a settlement in the Class Action Lawsuit, provide for an additional commitment of funds to the Trust by Equis II Corporation.

                    ______ FOR ______ AGAINST ______ ABSTAIN

3.       Permit the Trust to acquire property in addition to equipment

                    ______ FOR ______ AGAINST ______ ABSTAIN

4.       Extend the Trust's reinvestment period

                    ______ FOR ______ AGAINST ______ ABSTAIN

5.       Modify certain fees payable to the Managing Trustee and EFG

                    ______ FOR ______ AGAINST ______ ABSTAIN

6. Subject to attaining a settlement in the Class Action Lawsuit, impose voting restrictions on Class B Interests

                    ______ FOR ______ AGAINST ______ ABSTAIN

7. Permit the Trust to incur recourse and cross-collateralized debt, remove the current limitations on the amount of debt the Trust may incur and modify the requirements with respect to joint ventures

                    ______ FOR ______ AGAINST ______ ABSTAIN

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         A properly executed Consent of Beneficiary received by the Managing
Trustee will be voted in accordance with the directions indicated above. If no specific voting instructions are indicated, a properly executed Consent of Beneficiary received by the Managing Trustee will be voted FOR Proposals 1 through 7. If both PART I and PART II are completed, the Consent will be voted in accordance with PART I.

    Aggregate Number of Class A and Class B Beneficiary Interests: __________

IF THE BENEFICIARY IS AN INDIVIDUAL (IF JOINT TENANTS OR TENANTS-IN-COMMON, BOTH OWNERS MUST SIGN):

-------------------------------------          -------------------------------
Signature                     Date             Signature                Date

-------------------------------------          -------------------------------
Print Name                                     Print Name


IF THE BENEFICIARY IS A CORPORATION,
PARTNERSHIP OR TRUST:

-------------------------------------
Print Name of Entity

By:----------------------------------
      Signature              Date

-------------------------------------
Print Name and, if applicable, Title

PLEASE RETURN THIS CONSENT FORM NO LATER THAN _______________________ (SUBJECT TO EXTENSION AT THE DISCRETION OF THE MANAGING TRUSTEE), TO:

                     CORPORATE INVESTOR COMMUNICATIONS, INC.
                                111 COMMERCE ROAD
                        CARLSTADT, NEW JERSEY 07072-2586
                   UNIT HOLDER QUESTIONS: CALL (888) 204-8031
                          FAX VOTES TO: (201) 804-8693